Supplement to Prospectus Dated May 1, 1998
                       Supplement dated December 31, 1998

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

                   A. CHANGES TO VARIABLE INVESTMENT OPTIONS

1. Effective January 1, 1999 Janus Capital Corporation will be the new portfolio sub-advisor for the Founders Capital Appreciation portfolio. In connection with this change the portfolio's name is changed to "AST Janus Small-Cap Growth."

The following information is added to the table entitled "Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets)":

                                   Management              Management         Other          Other      Total Annual    Total Annual
                                       Fee                     Fee          Expenses       Expenses       Expenses        Expenses
                                    after any              without any      after any     without any     after any      without any
                                   applicable              applicable      applicable     applicable     applicable      applicable
                                 reimbursement           reimbursement   reimbursement  reimbursement  reimbursement   reimbursement

------------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust
AST Janus Small-Cap Growth1            N/A                   0.90%              N/A          0.23%             N/A          1.13%

(1) Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management, LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation portfolios).

GAL3 (12/98)

The Expense Examples for the new AST Janus Small-Cap Growth 3 sub-account are the same as the expense examples for the Founders Capital Appreciation 3 sub-account within the Prospectus dated May 1, 1998.


The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund: American Skandia Trust":

Sub-account                                     Underlying Mutual Fund Portfolio
AST Janus Small-Cap Growth 3                          AST Janus Small-Cap Growth


2.   Effective  December  31, 1998,  each  portfolio of AST will have the prefix
     "AST" added to the portfolio name. The AST prefix will appear on the effected portfolio(s) on all statements and reports for periods beginning on or after January 4, 1999. The names of the respective sub-accounts are changed accordingly.

     Effective December 31, 1998, the name of the Neuberger&Berman Mid-Cap Value portfolio of AST is changed to AST Neuberger Berman Mid-Cap Value portfolio. The name of the sub-account is changed accordingly. The new portfolio and sub-account name will appear on all statements and reports for periods beginning on or after January 4, 1999.

                       B. SHORT DESCRIPTIONS - APPENDIX B

The following short description of the AST Janus Small-Cap Growth Portfolio is to be added:

AST Janus Small-Cap Growth Portfolio:
The investment objective of the Portfolio is capital appreciation. The Portfolio pursues its objective by normally investing at least 65% of its total assets in securities issued by small-sized companies. Small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Portfolio's initial purchase continue to be considered small-sized for the purposes of this policy. The Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The Portfolio will invest substantially all of its assets in common stocks to the extent the Sub-advisor believes that the relevant market environment favors profitable investing in those securities. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration.

Because the Portfolio invests primarily in common stocks, the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Smaller or newer issuers, such as those in which the Portfolio invests, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. The Portfolio is designed for long-term investors who seek capital appreciation and who can tolerate the greater risks associated with investments in foreign and domestic common stocks. The Portfolio is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs. The Sub-advisor tries to reduce the risk of the Portfolio through diversification of the Portfolio's assets, so that the effect of any single holding on its overall portfolio value is reduced. In addition, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).